UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 31, 2006

INTERNATIONAL POWER GROUP, LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-51449	20-1686022
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

950 Celebration Blvd., Suite A, Celebration, FL.	34747
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number: (407) 566-0318

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR

230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[     ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

Extension on Letter of Intent

The Letter of Intent previously announced and included in the Registrant’s Current Report on Form 8-K filed on April 27, 2006, outlining the agreement in principle between International Power Group Ltd (IPWG), 950 Celebration Blvd, Suite A, Celebration, FL, 34737 USA and Ramboll Danwmark A/S, Bredevej 2, DK-2830 Virum, Denmark (Ramboll) to negotiate and enter into a master services agreement between the two companies for waste to energy consulting (as outlined in the April 27, 2006 Form 8K), has been extended an additional 30 days in order to allow both parties to exchange additional information and finalize the formal Master Services contract. The prior Letter of Intent was to expire on June 1, 2006.  This revised Letter of Intent will expire on June 30, 2006, unless otherwise further extended by mutual written agreement, or replaced by a formal contract.

SIGNATURES.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL POWER GROUP, LTD.

Date: May 31, 2006	By: /s/ Peter Toscano
Peter Toscano
President